Exhibit 99.2 INVIVYD Q1 2024 FINANCIAL RESULTS & BUSINESS HIGHLIGHTS May 9, 2024 © 2024 Invivyd, Inc. Invivyd , Pemgarda , and the Ribbon logos are trademarks of Invivyd, Inc. All trademarks in this presentation are the property of their respective owners.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “seek,” “could,” “intend,” “target,” “aim,” “project,” “designed to,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning, among other things, PEMGARDA as a monoclonal antibody (mAb) for pre-exposure prophylaxis (PrEP) of COVID-19 in certain adults and adolescents with moderate-to-severe immune compromise; our plans, strategy and expectations related to the launch and commercialization of PEMGARDA; our intention to pursue a rapid immunobridging pathway to potential Emergency Use Authorization (EUA) for COVID-19 treatment in certain immunocompromised people; our anticipated submission of a COVID-19 treatment EUA request to the U.S. Food and Drug Administration (FDA) for pemivibart, and the timing thereof; our belief that pemivibart has the potential to offer Invivyd’s first, one-time, outpatient, long-acting COVID-19 treatment, if authorized; the potential of VYD222 for clinical protection from symptomatic COVID-19 based on interim exploratory data from the CANOPY Phase 3 clinical trial; the future of the COVID-19 landscape; our expectations about the size of target patient populations and the potential market opportunity for our product candidates, as well as our market position; our research and clinical development efforts, including statements regarding initiation or completion of studies or trials, the time-frame during which results may become available, and the potential utility of generated data; potential alignment of our strategy and the evolving U.S. regulatory landscape; our expectation regarding a repeatable, low-cost pathway for novel molecules with anticipated improved profiles over pemivibart; the potential of our SARS-CoV-2 variant tracking and analysis capabilities; our expectations regarding advancement of our pipeline and anticipated improved pharmaceutical profiles; the company’s anticipated 2024 net product revenue and projected 2024 year-end cash position; our business strategies and objectives, and ability to execute on them; our future prospects; and other statements that are not historical fact. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation: how long the EUA granted by the FDA for PEMGARDA for COVID-19 PrEP in certain adults and adolescents with moderate-to-severe immune compromise will remain in effect and whether such EUA is revoked or revised by the FDA; our ability to maintain and expand sales, marketing and distribution capabilities to successfully commercialize PEMGARDA; changes in expected or existing competition; our ability to effectively utilize an immunobridging pathway to potential EUA for pemivibart for COVID-19 treatment in certain immunocompromised people; whether we are able to successfully submit a COVID-19 treatment EUA request to the FDA, and the timing, scope and outcome of any such EUA request; uncertainties related to the regulatory authorization or approval process; changes in the regulatory environment; the timing, progress and results of our discovery, preclinical and clinical development activities; unexpected safety or efficacy data observed during preclinical studies or clinical trials; the ability to maintain a continued acceptable safety, tolerability and efficacy profile of PEMGARDA or any other product candidate following regulatory authorization or approval; the predictability of clinical success of our product candidates based on neutralizing activity in preclinical studies; the risk that results of preclinical studies or clinical trials may not be predictive of future results, and interim data are subject to further analysis; our reliance on third parties with respect to virus assay creation and product candidate testing and with respect to our clinical trials; variability of results in models used to predict activity against SARS-CoV-2 variants; whether PEMGARDA or any other product candidate is able to demonstrate and sustain neutralizing activity against major SARS-CoV-2 variants, particularly in the face of viral evolution; the complexities of manufacturing mAb therapies; our dependence on third parties to manufacture, label, package, store and distribute clinical and commercial supplies of our product candidates; whether we are able to provide sufficient commercial supply of PEMGARDA to meet market demand; whether we can obtain and maintain third-party coverage and adequate reimbursement for PEMGARDA or any other product candidate; the ability of our SARS-CoV-2 variant tracking and analysis capabilities to effectively enable epitope surveillance and intelligent mAb selection in addition to surveillance of emergent SARS-CoV-2 lineages; whether we are able to achieve high potency and/or variation resistance with our future product pipeline; any litigation and other proceedings or government investigations relating to the company; our ability to continue as a going concern; our ability to optimize operating expenses; and whether we have adequate funding to meet future operating expenses and capital expenditure requirements. Other factors that may cause our actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in our most recent Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (SEC), and in our other filings with the SEC, and in our future reports to be filed with the SEC and available at www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and we undertake no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law. 2

AGENDA • Introduction/Overview • Financials • PEMGARDA EUA & Commercial Launch • CANOPY Clinical Data • Pathway to Potential Treatment EUA • Variant Monitoring & Predictive Modeling • Product Pipeline • Q&A 3

INVIVYD HAS ENTERED A TRANSFORMATIONAL PERIOD OF GROWTH • Invivyd has been built to address the unique challenges presented by SARS-CoV-2, and potentially other viruses in the future • We are pioneering a still brand-new approach to antibody therapeutics and prophylactics, starting with SARS-CoV-2 • Our strategy is to combine the potential for high efficacy and attractive safety of monoclonal antibodies (mAbs) targeting the SARS-CoV-2 spike protein with the opportunity for product evolution commonly seen in the vaccine space • The U.S. FDA’s recent emergency use authorization (EUA) of PEMGARDA for pre- exposure prophylaxis (PrEP) of COVID-19 in certain immunocompromised people and our opportunity to pursue a rapid immunobridging pathway to a potential EUA for treatment of mild-to-moderate COVID-19 in certain immunocompromised people, represent growing alignment between our strategy and the evolving U.S. regulatory landscape 4

FINANCIALS Cash and cash equivalents were $189.4 million as of March 31, 2024 Invivyd is maintaining its existing guidance of $150-$200 million in anticipated 2024 PEMGARDA net product revenue and year-end cash guidance of at least $75 million in cash and cash equivalents – Previously issued guidance was based on PEMGARDA being authorized for PrEP of COVID-19 in certain immunocompromised people and did not contemplate any potential sales for COVID-19 treatment, if authorized, or inventory build that may be required to deliver medicine timely to patients in need 5

PEMGARDA EUA MAKES AN IMPORTANT THERAPY AVAILABLE TO CERTAIN PATIENTS & PROVIDES PROOF-OF-CONCEPT FOR PLATFORM PEMGARDA has not been approved, but has been authorized for emergency use by FDA under an emergency use authorization (EUA), for pre-exposure prophylaxis of COVID-19 in certain adults and adolescents (12 years of age and older weighing at least 40 kg) with moderate-to-severe immune compromise. The emergency use of PEMGARDA is only authorized for the duration of the declaration that circumstances exist justifying the authorization of the emergency use of drugs and biological products during the COVID-19 pandemic under Section 564(b)(1) of the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 360bbb-3(b)(1), unless the declaration is terminated or authorization is revoked sooner. For additional information, please see the PEMGARDA full product Fact Sheet for Healthcare Providers, including important safety information and boxed warning. 6

INVIVYD IS RAPIDLY EXECUTING ON ITS COMMERCIAL STRATEGY Product Securing Full Commercial Availability Reimbursement Implementation & Access Deploy national account managers Fully deploy contracted Key Publish WAC in pricing compendia √ √ √ focused on payor engagement Account Managers (KAMs) Make product available for order Activate targeted awareness Obtain HCPCS code from CMS √ √ √ through major distributors campaigns and associated coverage Secure inclusion in institutional Account reordering √ Receive and ship first order √ IP formularies, as needed Obtain coverage from Expand utilization within IP major commercial payors authorized population WAC: Wholesale acquisition cost; HCPCS: Healthcare Common Procedure Coding System; CMS: U.S. Centers for Medicare & Medicaid Services; IP: In process 7

THE PEMGARDA EUA FOR PRE-EXPOSURE PROPHYLAXIS IS BASED ON AN IMMUNOBRIDGING CLINICAL TRIAL (CANOPY)

CANOPY CLINICAL TRIAL OVERVIEW


COHORT A
Moderate-to-severe immune compromise (N≈300)
Open Label
VYD222 4500 mg IV (n≈300)
Day 1 (Dosing)
Month 3 (Redosing)
Month 12 (Last visit)

Primary endpoints:
- Safety/tolerability
- Day 28 serum virus neutralizing antibody (sVNA) titers (calculated from the pharmacokinetic concentrations of VYD222 and the EC_{50} value for VYD222 against relevant SARS-CoV-2 variants)


COHORT B
At risk of SARS-CoV-2 exposure due to regular unmasked indoor interactions (N≈450)
2:1 Randomization
VYD222 4500 mg IV (n≈300)
Day 1 (Dosing)
Month 3 (Redosing)
Month 12 (Last visit)
Placebo IV (n≈150)

Primary endpoint:
- Safety/tolerability

Source: F: NCT06039449; IV, intravenous; SAEs, serious adverse events; AEs, adverse events

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SVNA TITERS & EXPLORATORY EFFICACY DATA FROM IMMUNOCOMPROMISED COHORT IN CANOPY CLINICAL TRIAL

Cohort A - Calculated VYD222 sVNA titers against JN.1 based on observed PK concentration by timepoints


30,000
25,000
20,000
15,000
10,000
5,000
0
Calculted sVNA titer
3514
Day 1 (end of infusion)
Day 14
Day 28
Day 90
Nominal Time (day)
JN.1

Proportion of participants with confirmed symptomatic COVID-19 through Day 90 (exploratory data):

1% (3/298)

Additional exploratory COVID-19 clinical event data anticipated mid-year 2024

While the PEMGARDA EUA was based on immunobridging data from Cohort A, the exploratory event data are expected to be hypothesis generating for future studies in terms of dose and titers

Notes: The interim exploratory COVID-19 clinical event data shown were not used for the basis of the EUA nor referenced in the PEMGARDA Fact Sheet. Beyond this interim update, additional cases of confirmed symptomatic COVID-19 have occurred in Cohort A post Day 90.

INVIVYD 9

INTERIM EXPLORATORY DATA FROM CANOPY CLINICAL TRIAL

While not part of the primary immunobridging endpoint of the CANOPY clinical trial, interim exploratory data may be hypothesis generating for future Invivyd discovery and development work

Cohort B (Randomized, placebo-controlled cohort *without* moderate-to-severe immune compromise at risk of acquiring SARS-CoV-2 due to regular unmasked face-to-face interactions) – Proportion of participants with RT-PCR-confirmed symptomatic COVID-19:

	As of Dec 1, 2023 (median 67 days follow-up)	**Through Day 90**
Pemivibart	0% (0/322)	0.3% (1/314)
Placebo	3% (5/162)	5% (8/159)
Relative Risk Reduction	**100%**	**94%**

Cohort A (Open-label cohort *with* moderate-to-severe immune compromise) – Proportion of participants with RT-PCR-confirmed symptomatic COVID-19:

	As of Dec 1, 2023 (median 35 days follow-up)	**Through Day 90**
Pemivibart	0% (0/306)	1% (3/298)

Notes: These are exploratory endpoints; these data were not used for the basis of the EUA nor referenced in the PEMGARDA Fact Sheet. Beyond this interim update, additional cases of confirmed symptomatic COVID-19 have occurred in Cohort A and Cohort B post Day 90. These data will be analyzed and presented at a later timepoint.

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RAPID REGULATORY PATHWAY TO A POTENTIAL COVID-19 TREATMENT EUA REFLECTS THE DEMONSTRATED UTILITY OF MONOCLONAL ANTIBODIES


Old therapy vs old variants
(known clinical efficacy)
STAMP clinical trial of adintrevimab
Immunobridging approach
New therapy vs new variants
(Unknown clinical efficacy)
PEMGARDA (pemivibart)

- **Invivyd anticipates submitting a treatment EUA application for PEMGARDA (pemivibart) imminently**
- Pathway leverages immunobridging approach via serum virus neutralizing antibody (sVNA) titers enabled by prior successful COVID-19 treatment clinical trial (STAMP) conducted with prototype antibody adintrevimab
- COVID-19 treatment EUA pathway offers a novel, rapid pathway to potential second EUA for pemivibart

Repeatable, low-cost pathway could also be used for possible follow-on novel molecules with anticipated improved profiles over pemivibart

RBD: Receptor binding domain

INVIVYD 11

DESPITE VACCINATION, IMMUNOCOMPROMISED PEOPLE ARE DISPROPORTIONALLY IMPACTED BY SEVERE COVID-19 OUTCOMES

The recent INFORM[1] study, conducted during the Omicron period, found that in a sample of nearly 12 million people:

Immunocompromised (IC) people represented only **3.9% of the study population...**


IC
Immunocompetent

YET

IC individuals accounted for **22% of COVID-19 hospitalizations**


IC
Immunocompetent

IC individuals accounted for **24% of COVID-19 deaths**


IC
Immunocompetent

Even though **>80% of the IC population had received ≥3 COVID-19 vaccines**

References: 1. Evans Lancet Reg 2023

INVIVYD 12

NO ONE-TIME OUTPATIENT COVID-19 TREATMENT CURRENTLY EXISTS BUT MAY BE AN IMPORTANT THERAPEUTIC OPTION

	Dosing	Indication or Authorized Use for Treatment (Abbreviated)	Treatment Setting	Select Limitations
PAXLOVID™ (nirmatrelvir/ritonavir)[1-2]	Oral dose twice daily for 5 days	Mild-to-moderate COVID-19 in adults and pediatrics at high risk for progression to severe COVID-19	Studied in non-hospitalized	Significant drug-drug interactions
LAGEVRIO™ (molnupiravir)[3]	Oral dose twice daily for 5 days	Adults with mild-to-moderate COVID-19 at high-risk for progression to severe COVID-19 and for whom alternative treatment options are not accessible or clinically appropriate	Non-hospitalized	Low efficacy reported from MOVE-OUT (31%)[4]
VEKLURY® (remdesivir)[5]	IV infusions for 3 consecutive days (for non-hospitalized patients)	Adults and pediatric patients who are hospitalized or not hospitalized and have mild-to-moderate COVID-19 and are at high risk for progression to severe COVID-19	Non-hospitalized or hospitalized	Requires 3 consecutive days of IV infusions (for non-hospitalized patients)

Pemivibart has the potential to offer Invivyd's first, one-time, outpatient, long-acting COVID-19 treatment, if authorized

See the following materials for additional information: 1. PAXLOVID Full Prescribing Information (Revised 5/2023); 2. Paxlovid Fact Sheet for Healthcare Providers (Revised 4/2024); 3. LAGEVRIO Fact Sheet for Healthcare Providers (Revised 10/2023); 4. Bernal N Engl J Med 2022; 5. VELKURY Prescribing Information (Revised 2/204)

No head-to-head clinical trials have been conducted between PEMGARDA (pemivibart) and any other COVID-19 treatment. Comparative conclusions regarding the safety and efficacy of PEMGARDA (pemivibart) relative to other COVID-19 treatment therapies cannot be made. All trademarks are the property of their respective owners.

INVIVYD 13

COVID-19 TREATMENT REPRESENTS A LARGE OPPORTUNITY 1 Paxlovid script data reflects ongoing need for COVID-19 treatments Recent reporting underscores the compelling potential opportunity in COVID-19 treatment: • Pfizer reported $2 billion in Paxlovid revenues for 1Q 2024, with $1.8 billion from the U.S.; Pfizer anticipates $3 billion 2 in Paxlovid full year 2024 revenue • Gilead reported $555 million in Veklury 3 sales for 1Q 2024 Reference: 1. Jefferies Equity Research Report: Pfizer (May 1, 2024); 2. Pfizer First-Quarter 2024 Results; 3. Gilead First Quarter 2024 Financial Results 14

INVIVYD'S SARS-COV-2 VARIANT INSIGHTS ARE POWERED BY VIVYDTOOLS ANALYTICS


VivydTools SARS-CoV-2 Variant Dashboard


SARS-CoV-2 Lineages in Wastewater
lineages
JN.1.4
JN.1
JN.1.7
XDR
JN.1.4.2
JN.1.32
JN.1.13
JN.1.32.1
XDS
JN.1.16
HV.1
JN.1.4.3
JN.1.8
JN.1.21
JN.1.12
JN.1.4.5
JN.1.1
1
0.8
0.6
0.4
0.2
0
Dec 31 2023
Jan 14 2024
Jan 28
Feb 11
Feb 25
Mar 10
Mar 24

- Variant tracking and analysis is automated using proprietary bioinformatics
- Clinical sequence data is supplemented with wastewater data
- Internal analysis provides a detailed view of SARS-CoV-2 evolution across the U.S.
- VivydTools enable **epitope surveillance** and intelligent mAb selection in addition to surveillance of emergent SARS-CoV-2 lineages

INVIVYD 15

EPITOPIC ANALYSIS IS BUILT FROM INDIVIDUAL RESIDUE ANALYSIS SARS-CoV-2 spike protein evolution is Individual residue analysis yields two observations tracked at the residue (amino acid) level 1. Observed mutational potential at individual amino acid positions or for a complete epitope are increasingly informative of future divergence 2. To date, the VYD222 epitope (area of RBD outlined in blue below) has been stable Lower polymorphic plasticity Higher polymorphic plasticity Each graph represents the frequency of different substitutions observed at one specific amino acid position in the receptor binding domain (RBD) of the spike Aug Sep Oct Nov Dec Jan Feb Mar 2023 | 2024 Note: Epitope is defined as all residues within 5 angstroms of VYD222 binding interface determined via co-crystal analysis. 16

VIRAL ANALYSIS ENABLES SYNTHETIC ANTIGEN DESIGN AND INCREASINGLY INTELLIGENT ANTIBODIES



Synthetic antigen

Analysis of convergent evolution yields patterns of prediction regarding spike / RBD mutations

Predictive data is computationally combined with deep mutational scanning data specific for our mAbs to inform **synthetic antigen design (spike antigen variations that may dominate the viral landscape in the future)**

Synthetic antigens screened via Invivyd technology using unique Boolean antibody optimization process

SARS-CoV-2 Phylogeny: Cov2tree.org, DMS data: Tyler Starr

INVIVYD 17

INVIVYD DISCOVERY PROCESS NOW INCORPORATES SYNTHETIC EVOLUTIONARY INTELLIGENCE Circulating Ags Synthetic Ags EVOLUTIONARY INTELLIGENCE BOOLEAN MAB Proprietary incorporation DISCOVERY SCREENS of probabilistic future evolution into today’s mAb discovery and qualification PREDICTIVE VARIANT NEUTRALIZATION INTELLIGENT MAB SELECTION 18 18 Ags: Antigen

INVIVYD'S PIPELINE IS RAPIDLY ADVANCING TOWARD HIGHER INTELLIGENCE AND ANTICIPATED IMPROVED PHARMACEUTICAL PROFILES

Adintrevimab (ADG20)



- First generation, mined from SARS-CoV-1 survivor serum and optimized against Wuhan
- Optimized on one dimension (ACE2:RBD affinity)

PEMGARDA (pemivibart)



- 2nd generation, engineered from ADG20 to recover activity against BA.2
- Engineered for single dimension (ACE2:RBD breadth), constraining potency

VYD2311



- 3rd generation, optimized for post-Omicron two-dimensional problem (ACE2:RBD, immune evasion)
- **Highly potent** and demonstrated post-Omicron variant resistance

VYDXXXX



- **Leverages evolutionary intelligence** from VivydTools analysis and predictive synthetic antigens
- Expected high potency and designed for high variation resistance

INVIVYD 19

SUMMARY: KEY ELEMENTS OF STRATEGY Variant Monitoring Pipeline Development & Commercial Opportunity • Virus is in constant motion • Pemivibart reflects Invivyd’s first generation technology • Individual residue mutations and combinations are • Invivyd now almost two years into analytics and technology under constant analysis and direct observation; data development and corresponding discovery strategies are routinely shared with the US FDA • More evasion resistant, more potent antibodies can enable • Invivyd monitors, analyzes, and tests constantly, but will more elegant ROAs and doses that improve access and the not update except through the PEMGARDA Fact Sheet medical value associated with protection and treatment • Neutralization assays exhibit wide variances by system • Rapid, highly efficient development pathways could unlock and laboratory, but have questionable meaning in the rapid profile improvements context of ongoing pharmaceutical activity Overall aim is to maximize the medical value of high-quality protection from symptomatic disease (PrEP) and adverse outcomes (treatment) in the broadest possible populations over time ROA: routes of administration 20

Q&A 21